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                               THE BRINSON FUNDS


                          [BRINSON LOGO APPEARS HERE]


                                  GLOBAL FUND
                               GLOBAL EQUITY FUND
                                GLOBAL BOND FUND
                               U.S. BALANCED FUND
                                U.S. EQUITY FUND

                     U.S. LARGE CAPITALIZATION EQUITY FUND
                     U.S. LARGE CAPITALIZATION GROWTH FUND
                     U.S. SMALL CAPITALIZATION GROWTH FUND
                                 U.S. BOND FUND

                                HIGH YIELD FUND
                          GLOBAL (ex-U.S.) EQUITY FUND
                          EMERGING MARKETS EQUITY FUND
                           EMERGING MARKETS DEBT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 10, 1998

     The Brinson Funds (the "Trust") currently offers thirteen separate series, each with its own investment objective and policies. The Trust also offers three classes of shares for each series - the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. Information concerning the Brinson Fund-Class I of each series is included in a separate Prospectus dated December 10, 1998. Information concerning the Brinson Fund-Class N of each series is included in a separate Prospectus dated December 10, 1998. Information concerning the UBS Investment Funds class of shares of each series is included in a separate Prospectus for the UBS Investment Funds dated December 10, 1998. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.

UNDERWRITER:                            ADVISOR:

Funds Distributor, Inc.                 Brinson Partners, Inc.
60 State Street                         209 South LaSalle Street
Suite 1300                              Chicago, IL 60604-1295
Boston, MA  02109                       1-800-448-2430 (Brinson Fund-Class I and
1-800-448-2430 (Brinson Fund-Class I    Brinson Fund-Class N)
and Brinson Fund-Class N)
                                        1-800-794-7753 (UBS Investment
                                        Funds class)
1-800-794-7753 (UBS Investment Funds class)

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                               TABLE OF CONTENTS
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
THE BRINSON FUNDS..................................................................   4
INVESTMENT STRATEGIES..............................................................   4
INVESTMENTS RELATING TO ALL FUNDS..................................................   4
     Repurchase Agreements.........................................................   4
     Reverse Repurchase Agreements.................................................   5
     Borrowing.....................................................................   5
     Loans of Portfolio Securities.................................................   5
     Swaps.........................................................................   6
     Futures.......................................................................   6
     Options.......................................................................   7
     Index Options.................................................................  10
     Special Risks of Options on Indices...........................................  10
     Rule 144A Securities..........................................................  11
     Other Investments.............................................................  11
INVESTMENTS RELATING TO THE GLOBAL FUNDS, U.S. LARGE CAPITALIZATION GROWTH FUND,
U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND THE GLOBAL (ex-U.S.)
EQUITY FUND........................................................................  11
     Foreign Securities............................................................  12
     Forward Foreign Currency Contracts............................................  12
     Options on Foreign Currencies.................................................  13
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND,
U.S. BOND FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY FUND AND EMERGING
MARKETS DEBT FUND..................................................................  14
     Lower Rated Debt Securities...................................................  14
     Convertible Securities........................................................  15
     When-Issued Securities........................................................  15
     Mortgage-Backed Securities and Mortgage Pass-Through Securities...............  16
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
          Investment Conduits ("REMICs")...........................................  18
     Other Mortgage-Backed Securities..............................................  18
     Asset-Backed Securities.......................................................  19
     Zero Coupon and Delayed Interest Securities...................................  20
INVESTMENTS RELATING TO THE GLOBAL FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY
FUND AND EMERGING MARKETS DEBT FUND................................................  21
     Emerging Markets Investments..................................................  21
     Risks of Investing in Emerging Markets........................................  23
     Investments in Affiliated Investment Companies................................  24
INVESTMENT RESTRICTIONS............................................................  25
MANAGEMENT OF THE TRUST............................................................  26
     Trustees and Officers.........................................................  26
     Compensation Table............................................................  28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................  29
INVESTMENT ADVISORY AND OTHER SERVICES.............................................  34
     Advisor.......................................................................  34
     Administrator.................................................................  36
     Underwriter...................................................................  37
     Distribution Plan.............................................................  38
     Code of Ethics................................................................  38
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................................  39
     Portfolio Turnover............................................................  40
SHARES OF BENEFICIAL INTEREST......................................................  41
PURCHASES..........................................................................  42
     Exchanges of Shares...........................................................  42
     Net Asset Value...............................................................  42
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

REDEMPTIONS................................................................   44
     Taxation..............................................................   44
PERFORMANCE CALCULATIONS...................................................   47
     Total Return..........................................................   47
     Yield.................................................................   49
FINANCIAL STATEMENTS.......................................................   49
CORPORATE DEBT RATINGS --- APPENDIX A......................................  A-1
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THE BRINSON FUNDS

     The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of thirteen series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund (formerly, the Non-
U.S. Equity Fund), Emerging Markets Equity Fund and Emerging Markets Debt Fund (collectively referred to as the "Series" or the "Funds", or individually as a "Series" or a "Fund"). The Global Fund, Global Equity Fund, Global Bond Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund are referred to herein collectively as the "Global Funds" or individually as the "Global Fund" and the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund are referred to herein as the "U.S. Funds." The Trust currently offers three classes of shares for each Series: the Brinson Fund-Class I, Brinson Fund-Class N and UBS Investment Funds class of shares. The Brinson Fund-Class I shares of each Series, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares, which are available exclusively to 401(k) participants, have no sales charges, but are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective Series. The UBS Investment Funds class of shares of each Series have no sales charges, but are subject to annual 12b-1 expenses of up to a maximum of 0.90% of average daily net assets of the respective Series.

INVESTMENT STRATEGIES

     The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

     The following discussion applies to all Series.

Repurchase Agreements

     When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

     In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the

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failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

     Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the U.S. Securities and Exchange Commission (the "SEC").

     A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

Borrowing

     The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of a Series' net assets.

Loans of Portfolio Securities

     The Series may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the

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loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Global (ex-U.S.) Equity Fund, respectively.

     Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

     The Series (except for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund and Global (ex-U.S.) Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

Futures

     The Series may enter into contracts for the purchase or sale for future delivery of securities. The Global Funds and the Global (ex-U.S.) Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

     A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of a Series' assets.

     When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by a Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

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     The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series except the Global Bond Fund and U.S. Bond Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

     While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

     The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

     To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

Options

     The Series may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

     The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds, the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, and the Global (ex-U.S.) Equity Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

     Purchasing Call Options - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series

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obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

     A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

     Covered Call Writing - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

     During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the
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difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Put Options - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

     A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Writing Put Options - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index Options

     The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale

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transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

     In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

     The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

     Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

     The Series' purchases of options on indices will subject them to the risks described below.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A Securities

     The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional investors.

     The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its net assets in illiquid securities.

     The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board of Trustees which includes continuing oversight by the Board of Trustees.

     If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Other Investments

     The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed in this Statement of Additional Information and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO THE GLOBAL FUNDS, U.S LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (ex-U.S.) EQUITY FUND

     The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund and Global (ex-U.S.) Equity Fund.

Foreign Securities

     Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

     There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of an interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally a taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

Forward Foreign Currency Contracts

     The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

     Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

     A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Options on Foreign Currencies

     The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

     The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

     The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY FUND AND EMERGING MARKETS DEBT FUND

     The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Bond Fund, High Yield Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund.

Lower Rated Debt Securities

     Fixed income securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Group are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

     In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

     The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

     Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile.

     Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this Statement of Additional Information.

Convertible Securities (also for U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund)

     The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

When-Issued Securities (also for U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund)

     The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

     The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

     For federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

     Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

     The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

     FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")

     A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Other Mortgage-Backed Securities

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this Statement of Additional Information have been supplemented.

Asset-Backed Securities (also for U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund)

     The Series may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

     The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

     The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Zero Coupon and Delayed Interest Securities

     The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

     Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO THE GLOBAL FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY FUND AND EMERGING MARKETS DEBT FUND

Emerging Markets Investments

     The Global Fund may invest up to 10% of its assets, and the Emerging Markets Equity Fund and Emerging Markets Debt Fund may invest substantially all of their assets, in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The High Yield Fund does not expect to invest more than 25% of its assets in securities of foreign issuers. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

     The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

     The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

     Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

     Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

     The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

     The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of Investing in Emerging Markets

     Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Affiliated Investment Companies

     The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

     To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund may invest that portion of its assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and the Brinson Emerging Markets Debt Fund portfolio of Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are permitted to invest in the same types of securities as the Global Fund may invest in directly.

     In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio (the "High Yield Fund") of Brinson Relationship Funds. The investment objective of the High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the High Yield Fund will be considered within this limitation.

     In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson Post-Venture Fund portfolio (the "Post-Venture Fund") of Brinson Relationship Funds. The investment objective of the Post-Venture Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Post-Venture Fund invests primarily in publicly-traded companies representing the lower 5% of the Wilshire 5000 Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.

     Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund will not be subject to the imposition of double management or administration fees with respect to its investments in Brinson Relationship Funds.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

     Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and the Global (ex-U.S.) Equity Fund may not:

     (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund);

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;

     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

     Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each of the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund may not:

     (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Emerging Markets Equity Fund and Emerging Markets Debt
           Fund) or purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (v) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (vi) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries; and

     (vii) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

                            MANAGEMENT OF THE TRUST

                             Trustees and Officers

                                         POSITION
                                           WITH
NAME                               AGE   THE TRUST               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                               ---   ---------               -------------------------------------------
Walter E. Auch                      77    Trustee          Retired; formerly Chairman and CEO of Chicago Board of Options
6001 N. 62nd Place                                         Exchange (1979-1986); Trustee of the Trust since May, 1994;
Paradise Valley, AZ 85253                                  Trustee, Brinson Relationship Funds since December, 1994;
                                                           Director, Thomsen Asset Management Corp. since 1987;
                                                           Director, Fort Dearborn Income Securities, Inc. 1987 to 1995;
                                                           Director, Geotek Industries,  Inc. since 1989; Director, Smith
                                                           Barney VIP Fund since 1991; Director, SB Advisers since 1992;
                                                           Director, SB Trak since 1992; Director, Banyan Realty Trust since 1987; Director, Banyan Land Fund II since 1988;
                                                           Director, Banyan Mortgage Investment Fund since 1989; and
                                                           Director, Express America Holdings Corp. since 1992, and
                                                           Nicholas/Applegate, Legend Properties, Inc.

Frank K. Reilly                     62    Chairman and     Professor, University of Notre Dame since 1982; Trustee of the
College of Business                       Trustee          Trust since December, 1993; Trustee, Brinson Relationship
Administration                                             Funds since September, 1994; Director of The Brinson Funds,
University of Notre Dame                                   Inc. 1992-1993; Trustee, Brinson Trust Company, 1992-July,
Notre Dame, IN 46556-0399                                  1993; Director, Fort Dearborn Income Securities, Inc. since
                                                           1993; Director, First Interstate Bank of Wisconsin from
                                                           January, 1989 through March,  1990; Director, Greenwood Trust
                                                           Company since 1993; and Director, Dean Witter Trust, FSB,
                                                           since 1996.

Edward M. Roob                      64    Trustee          Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                                          Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL 60002                                       since January, 1995; Trustee, Brinson Relationship Funds since
                                                           January 1995; Director, Fort Dearborn Income Securities, Inc.
                                                           since 1993; Director, Brinson Trust Company since 1993;
                                                           Committee Member, Chicago Stock Exchange since 1993; Member of
                                                           Board of Governors, Midwest Stock Exchange (1987-1991).

                                 Other Officers

                                         POSITION
                                           WITH          OFFICER
NAME                          AGE        THE TRUST        SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                          ---        ---------       -------     -------------------------------------------
E. Thomas McFarlan            55         President        1992       Managing Director, Brinson Partners, Inc. since 1991;
                                                                     Treasurer and Principal Accounting Officer, The
                                                                     Brinson Funds 1995-1997; President and Director of
                                                                     The Brinson Funds, Inc., 1992 - 1993; Trustee,
                                                                     Brinson Trust Company since 1991; prior thereto,
                                                                     Executive Vice President of Washington Mutual Savings
                                                                     Bank.

Thomas J. Digenan             34         Vice             1993       Director, Brinson Partners, Inc. since 1993;
                                         President                   Assistant Treasurer, The Brinson Funds 1995-1997;
                                                                     Assistant Secretary, The Brinson Funds, 1993 - 1995;
                                                                     Assistant Secretary, The Brinson Funds, Inc., 1993;
                                                                     prior thereto, Senior Manager, KPMG Peat Marwick.


Debra L. Nichols              32         Vice             1992       Director, Brinson Partners, Inc. since 1995;
                                         President                   Associate, Brinson Partners, Inc. from 1991 to 1995;
                                                                     Vice President, The Brinson Funds since 1997;
                                                                     Secretary, The Brinson Funds 1997; Assistant
                                                                     Secretary, The Brinson Funds 1993 - 1997; Assistant
                                                                     Secretary, The Brinson Funds, Inc. 1992-1993; prior
                                                                     thereto, private investor.


Carolyn  M. Burke             31         Treasurer,       1995       Director, Brinson Partners, Inc., since January 1997;
                                         Secretary                   Associate, Brinson Partners, Inc. from 1995 to 1997;
                                         and                         Secretary, Treasurer and Principal Accounting
                                         Principal                   Officer, The Brinson Funds since 1997; Assistant
                                         Accounting                  Secretary, The Brinson Funds 1995-1997; prior
                                         Officer                     thereto, Financial Analyst, Van Kampen American
                                                                     Capital Investment Advisory Corp. 1992-1995; Senior
                                                                     Accountant, KPMG Peat Marwick 1989-1992.

David E. Floyd                29         Assistant        1998       Associate Director, Brinson Partners, Inc. since
                                         Secretary                   June 1998, Associate Brinson Partners, Inc., from
                                                                     1994 to 1998, prior thereto, Mutual Fund Accountant,
                                                                     John Nuveen & Co.

                               COMPENSATION TABLE

                             Trustees and Officers

                                        AGGREGATE COMPENSATION                   TOTAL COMPENSATION FROM
                                      FROM TRUST FOR FISCAL YEAR                 TRUST AND FUND COMPLEX
NAME AND POSITION HELD                   ENDED JUNE 30, 1998                       PAID TO TRUSTEES/1/
----------------------                   -------------------                       -------------------
Walter E. Auch, Trustee                        $12,300                                   $24,900
6001 N. 62nd Place
Paradise Valley, AZ 85253

                                              AGGREGATE COMPENSATION                   TOTAL COMPENSATION FROM
                                            FROM TRUST FOR FISCAL YEAR                 TRUST AND FUND COMPLEX
NAME AND POSITION HELD                          ENDED JUNE 30, 1998                      PAID TO TRUSTEES/1/
------------------------------------  ---------------------------------------  ---------------------------------------

Frank K. Reilly, Trustee                                              $14,400                                  $42,450
College of Business Administration
University of Notre Dame
Notre Dame, IN  46556-0399

Edward M. Roob, Trustee                                               $14,400                                  $42,450
841 Woodbine Lane
Northbrook, IL  60002



/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending June 30, 1998.

     No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

     The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal controls. The Audit Committee met once during the fiscal year ended June 30, 1998. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 18, 1998, the officers and Trustees as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

     As of November 18, 1998, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund-Class I, Brinson Fund-Class N, UBS Investment Funds class of shares or the Series, as applicable:

GLOBAL FUND



                                           Percentage of       Percentage of
Name & Address of Beneficial Owners            Class              Series
-----------------------------------            -----              ------
Brinson Fund-Class I


    SunTrust Bank                                 8.90%           8.45%
    Atlanta, GA

    American Express                              7.01%           6.65%
    Minneapolis, MN

    Charles Schwab & Co. Inc.                     5.89%           5.59%
    San Francisco, CA

Brinson Fund-Class N

   *Emjayco                                      88.21%            N/A
    Milwaukee, WI

    Merrill Lynch Trust Co.                      11.22%            N/A
    Somerset, NJ

UBS Investment Funds Class

   *UBS A.G.                                     71.86%            N/A
    New York, NY




GLOBAL EQUITY FUND

                                         Percentage of   Percentage of
Name & Address of Beneficial Owners          Class          Series
-----------------------------------          -----          ------
Brinson Fund-Class I

   *Wachovia Bank NA                             40.20%          12.62%
    Winston Salem, NC

    Charles Schwab & Co. Inc.                    18.37%           5.77%
    San Francisco, CA

    Wilmington Trust Co.                          6.34%            N/A
    Wilmington, DE

    National Financial Services Corp.
    New York, NY                                  5.36%            N/A

Brinson Fund-Class N

   *Brinson Partners, Inc.                         100%            N/A
    Chicago, IL


UBS Investment Funds Class

  *+UBS                                          37.79%          25.92%
    New York, NY

    UBS SA                                       20.46%          14.04%
    Zurich, Switzerland

    UBS SA                                       12.40%           8.51%
    Zurich, Switzerland




GLOBAL BOND FUND

                                         Percentage of   Percentage of
Name & Address of Beneficial Owners      Class           Series
---------------------------------------  -------------   -------------
Brinson Fund-Class I

  *+Wilmington Trust Co.                         26.24%          25.27%
    Wilmington, DE

    Charles Schwab & Co. Inc.                    16.60%          15.99%
    San Francisco, CA

    Baptist Health Systems, Inc.                 12.88%          12.41%
    Birmingham, AL

    Wilmington Trust Co. Trustee                 10.77%          10.37%
    Wilmington, DE

    Munson Williams Proctor Institute             8.78%           8.45%
    Utica, NY

    Resources Trust Company                       7.08%           6.82%
    Englewood, CO

Brinson Fund-Class N

   *Emjayco                                      94.27%            N/A
    Milwaukee, WI

    Brinson Partners, Inc.                        5.73%            N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                          65.05%            N/A
    New York, NY

    UBS                                           9.98%            N/A
    New York, NY

    UBS SA                                        6.52%            N/A
    Zurich, Switzerland

U.S. BALANCED FUND


                                         Percentage of    Percentage of
Name & Address of Beneficial Owners          Class           Series
-----------------------------------          -----           ------
Brinson Fund-Class I

  *+Wachovia Bank of NA                     34.00%           32.40%
    Winston Salem, NC

  *+Mitra & Co.                             32.50%           30.96%
    Milwaukee, WI

    American Express                        16.62%           15.84%
    Minneapolis, MN

    Lasalle National Bank                   10.93%           10.42%
    Chicago, IL

Brinson Fund-Class N

   *Brinson Partners, Inc.                    100%              N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                     50.22%              N/A
    New York, NY

    APD Profit Sharing Plan                 14.00%              N/A
    Key West, FL

    UBS SA                                  13.88%              N/A
    Zurich, Switzerland

    UBS SA                                  13.22%              N/A
    Zurich, Switzerland

                          U.S. EQUITY FUND

                                            Percentage of   Percentage of
Name & Address of Beneficial Owners             Class           Series
-----------------------------------             -----           ------
Brinson Fund-Class I

    Charles Schwab & Co. Inc.                       13.58%          12.17%
    San Francisco, CA

    Wachovia Bank NA                                12.30%          11.92%
    Winston Salem, NC

Brinson Fund-Class N

   *Merrill Lynch Trust Co.                         91.48%            N/A
    Somerset, NJ

UBS Investment Funds Class

   *UBS SA                                          57.72%           5.67%
    Zurich, Switzerland

   *UBS SA                                          31.55%            N/A
    Zurich, Switzerland

    UBS                                              8.92%            N/A
    New York, NY

U.S. LARGE CAPITALIZATION EQUITY FUND



                                              Percentage of   Percentage of
Name & Address of Beneficial Owners               Class           Series
-----------------------------------               -----           ------

Brinson Fund-Class I

   *Resources Trust Company                      48.58%          15.70%
    Englewood, CO

    Charles Schwab & Co. Inc.                    24.18%           7.82%
    San Francisco, CA

    FTC & Co.                                    20.19%           6.53%
    Denver, CO

Brinson Fund-Class N

  *+National Financial Services Corp.            99.99%          67.67%
    New York, NY

UBS Investment Funds Class

   *Thomas J. Digenan                              100%             N/A
    Chicago, IL


U.S. BOND FUND

                                              Percentage of   Percentage of
Name & Address of Beneficial Owners               Class          Series
-----------------------------------               -----          ------

Brinson Fund-Class I

   +Wachovia Bank NA                             20.14%          18.89%
    Winston Salem, NC

    Charles Schwab & Co. Inc.                    16.61%          15.58%
    San Francisco, CA

    Lafayette College Endowment                  10.36%           9.72%
    Easton, PA

    Sealaska Corporation                          9.01%           8.45%
    Juneau, AK

    Resources Trust Company                       8.01%           7.52%
    Englewood, CO

    Norwest MN                                    8.00%           7.50%
    Minneapolis, MN

    Firstcinco Rein                               7.82%           7.33%
    Cincinnati, OH

Brinson Fund-Class N

   *Brinson Partners, Inc.                      100%              N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                       48.41%              N/A
    New York, NY

    UBS SA                                    19.79%              N/A
    Zurich, Switzerland

    UBS                                       15.93%              N/A
    New York, NY

    Dr. Murray Davidson                        6.83%              N/A
    San Diego, CA

    UBS SA                                     5.44%              N/A
    Zurich, Switzerland

GLOBAL (ex-U.S.) EQUITY FUND

                                       Percentage of   Percentage of
Name & Address of Beneficial Owners    Class           Series
-----------------------------------    -------------   --------------

Brinson Fund-Class I

  *+The Northern Trust Company                 25.68%          25.39%
    Chicago, IL

    Charles Schwab & Co. Inc.                   7.35%           7.27%
    San Francisco, CA

    Key Trust Company                           5.31%           5.25%
    Cleveland, OH


Brinson Fund-Class N


   *Emjayco                                 91.55%                       N/A
    Milwaukee, WI

    Brinson Partners Inc                     8.45%                       N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                     39.52%                       N/A
    New York, NY

   *UBS SA                                  28.65%                       N/A
    Zurich, Switzerland

    UBS SA                                  10.70%                       N/A
    Zurich, Switzerland

    Emjayco                                  9.86%                       N/A
    Milwaukee, WI

* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.


INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

          Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

          Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - the International Equity Portfolio; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - International Equity Portfolio; John Hancock Variable Annuity Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

          Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.

          Under the Agreements, the Advisor is entitled to a monthly fee of the respective Series' average daily net assets as follows: annual rates of 1.10% for the Emerging Markets Debt Fund; 1.00% for the U.S. Small Capitalization Growth Fund; 0.80% for the Global Fund, Global Equity Fund and Global(ex-U.S.) Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Growth Fund and the U.S. Large Capitalization Equity Fund; 0.65% for the Emerging Markets Equity Fund; 0.60% for the High Yield Fund; and 0.50% for the U.S. Bond Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to 12b-1 Plan expenses for the UBS Investment Funds class of shares or the Brinson-Class N of each Series:
1.60% for the Emerging Markets Debt Fund; 1.15% for the U.S. Small Capitalization Growth Fund and the Emerging Markets Equity Fund; 1.10% for the Global Fund; 1.00% for the Global Equity Fund and the Global (ex-U.S.) Equity Fund; 0.90% for the Global Bond Fund; 0.80% for the U.S. Balanced Fund, the U.S. Equity Fund and the U.S. Large Capitalization Growth Fund; 0.70% for the High Yield Fund and the U.S. Large Capitalization Equity Fund; and 0.60% for the U.S. Bond Fund.

          Advisory fees accrued to Brinson Partners were as follows:


A.  FISCAL YEAR ENDED JUNE 30, 1996

                                   GROSS ADVISORY FEES  NET ADVISORY FEES PAID  FUND EXPENSES PAID
      SERIES*                       EARNED BY ADVISOR      AFTER FEE WAIVER         BY ADVISOR
      -------                       -----------------      ----------------         ----------
GLOBAL FUND                             $3,415,057            $3,415,057              $   0.00
GLOBAL EQUITY FUND                      $  390,824            $   12,198              $378,626
GLOBAL BOND FUND                        $  310,066            $      158              $309,908
U.S. BALANCED FUND                      $1,465,283            $1,015,531              $449,752
U.S. EQUITY FUND                        $  638,063            $  326,322              $311,741
U.S. BOND FUND                          $   37,868            $     0.00              $230,216
GLOBAL (EX-U.S.) EQUITY FUND            $1,403,109            $1,050,199              $352,910

B.  FISCAL YEAR ENDED JUNE 30, 1997

                                         GROSS ADVISORY FEES  NET ADVISORY FEES PAID  FUND EXPENSES PAID
                SERIES*                   EARNED BY ADVISOR      AFTER FEE WAIVER         BY ADVISOR
                -------                   -----------------      ----------------         ----------
GLOBAL FUND                                   $4,294,925            $4,294,925              $   0.00
GLOBAL EQUITY FUND                            $  641,075            $  445,564              $195,511
GLOBAL BOND FUND                              $  344,152            $  149,228              $194,924
U.S. BALANCED FUND                            $1,775,454            $1,559,981              $215,473
U.S. EQUITY FUND                              $1,423,666            $1,234,361              $189,305
U.S. BOND FUND                                $   67,835                 $0.00              $142,178
GLOBAL (EX-U.S.) EQUITY FUND                  $2,420,667            $2,420,667              $   0.00

* The U.S. Large Capitalization Equity Fund, the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

C.  FISCAL YEAR ENDED JUNE 30, 1998

                                   GROSS ADVISORY FEES          NET ADVISORY FEES PAID         FUND EXPENSES PAID
            SERIES*                 EARNED BY ADVISOR              AFTER FEE WAIVER                BY ADVISOR
            -------                 -----------------              ----------------                ----------
GLOBAL FUND                             $5,378,141                      $5,378,141                    $  0.00
GLOBAL EQUITY FUND                      $  719,439                      $  697,541                    $21,898
GLOBAL BOND FUND                        $  500,982                      $  457,480                    $43,502
U.S. BALANCED FUND                      $1,674,661                      $1,655,564                    $19,097
U.S. EQUITY FUND                        $3,792,120                      $3,792,120                    $  0.00
U.S. LARGE CAPITALIZATION
 EQUITY FUND                            $   21,230                      $     0.00                    $23,989

                                   GROSS ADVISORY FEES          NET ADVISORY FEES PAID         FUND EXPENSES PAID
           SERIES*                  EARNED BY ADVISOR              AFTER FEE WAIVER                BY ADVISOR
           -------                  -----------------              ----------------                ----------
U.S. BOND FUND                           $  142,474                    $   74,626                    $67,848
GLOBAL (ex-U.S.) EQUITY FUND*            $3,475,953                    $3,475,953                    $  0.00

* The U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     Prior to the reorganization of the U.S. Large Capitalization Growth Fund (the successor to the UBS Large Cap Growth Fund), the U.S. Small Capitalization Growth Fund (the successor to the UBS Small Cap Fund) and the High Yield Fund (the successor to the UBS High Yield Bond Fund) (collectively, the "UBS Funds" and each a "UBS Fund") into the Trust, under their investment advisory agreements with the New York office of UBS A.G., as the successor to the New York Branch of the Union Bank of Switzerland ("UBS"), UBS was entitled to a monthly fee of the corresponding UBS Portfolios' average daily net assets as follows: annual rates of 0.60% for the UBS Large Cap Growth Fund 0.60% for the UBS Small Cap Fund and 0.45% for the UBS High Yield Bond Fund. UBS agreed to waive its fees and reimburse each UBS Fund and its corresponding Portfolio to the extent that each UBS Fund's total operating expenses (including its share of its corresponding Portfolio's expenses) exceeded, on an annual basis, the following rates of the respective UBS Funds' average daily net assets: 1.00% for the UBS Large Cap Growth Fund, 1.20% for the UBS Small Cap Fund and 0.90% for the UBS High Yield Bond Fund.

     For the period December 22, 1997 to December 31, 1997, the advisory fees for the UBS Large Cap Growth Portfolio amounted to $923, all of which were waived. For the period December 22, 1997 to December 31, 1997, the advisory fees for the UBS Small Cap and UBS High Yield Bond Portfolios amounted to $4,233 and $1,611, respectively, all of which were waived.

     Under Sub-Advisory Agreements with UBS Brinson, Inc., as the successor to UBS Asset Management (New York) Inc. (the "Sub-Advisor"), UBS paid the Sub-Advisor a monthly fee of the respective UBS Portfolios' average daily net assets as follows:

UBS LARGE CAP GROWTH PORTFOLIO            0.30% of the first $25 million;
                                          0.25% of the next $25 million;
                                          and 0.20% over $50 million

UBS SMALL CAP PORTFOLIO                   0.40% of the first $25
                                          million; 0.325% of the next
                                          $25 million; and 0.25% over
                                          $50 million

UBS HIGH YIELD BOND PORTFOLIO             0.25% of the first $25 million;
                                          0.20% of the next $25 million;
                                          and 0.15% over $50 million

     UBS was responsible for paying the Sub-Advisor their fees. For the period December 29, 1997 to December 31, 1997, UBS paid $100 to the Sub-Advisor on behalf of the Large Cap Growth Portfolio. For the period December 22, 1997 to December 31, 1997, UBS paid $1,250 and $535 to the Sub-Advisor on behalf of the UBS Small Cap and UBS High Yield Bond Portfolios, respectively.

     General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

Administrator

Administrative, Accounting, Transfer Agency and Custodian Services

     Effective May 10, 1997, the Trust, on behalf of each Fund, entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC was required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Funds, including the coordination and monitoring of any third party service providers. Effective October 1, 1998, MSTC was acquired by The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017 ("Chase"), and Chase assumed all of MSTC's rights and obligations under the Services Agreement.

     Custody Services. Chase provides custodian services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses. Effective October 1, 1998, Chase became the custodian of the Funds pursuant to the Services Agreement as a result of the merger of MSTC into Chase.

     Investors Bank and Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as co-custodian for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund with respect to certain foreign securities until such securities are transferred to Chase. After such securities are transferred to Chase, Chase will be the sole custodian for these Series under the terms of the Services Agreement.

     As authorized under the Services Agreement, MSTC had entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Funds. Chase has assumed all of MSTC's rights and obligations under the CGFSC Agreement. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

     Pursuant to the CGFSC Agreement, CGFSC provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to Investor inquiries;

     (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

     (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-794-7753 (for the UBS Investment Funds).

     Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Funds with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of each Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

     For the fiscal years ended June 30, 1997 and June 30, 1998, aggregate fees paid to MSTC for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:



                                       MAY 10, 1997
                                      THROUGH FISCAL             FISCAL YEAR ENDED
SERIES*                           YEAR END JUNE 30, 1997           JUNE 30, 1998
-------                           ----------------------           -------------
GLOBAL FUND                              $69,572                      $464,398
GLOBAL EQUITY FUND                       $ 7,799                      $  9,809
GLOBAL BOND FUND                         $ 3,707                      $   0.00
U.S. BALANCED FUND                       $10,324                      $ 79,503
U S. EQUITY FUND                         $12,495                      $247,167
U.S. LARGE CAPITALIZATION EQUITY FUND    $  0.00                      $   0.00
U.S. BOND FUND                           $  0.00                      $   0.00
GLOBAL (ex-U.S.) EQUITY FUND             $17,159                      $305,643



* The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund, High Yield Fund, Emerging Markets Debt and Emerging Markets Equity Growth Funds had not commenced operations as of the time periods indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     Until May 9, 1997, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 ("FPS"), provided certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

     As compensation for services performed under the Administration Agreement, FPS received a fee payable monthly at an annual rate multiplied by the average daily net assets of the Trust.

     Administration fees paid to FPS were as follows:


                                                               JULY 1, 1996
                                   FISCAL YEAR ENDED          THROUGH MAY 9,
SERIES*                              JUNE 30, 1996                1997
-------                              -------------                ----
GLOBAL FUND                             $293,601                $271,364
GLOBAL EQUITY FUND                      $ 32,468                $ 38,047
GLOBAL BOND FUND                        $ 29,216                $ 25,412
U.S. BALANCED FUND                      $140,841                $121,580
U.S. EQUITY FUND                        $ 58,286                $ 76,534
U.S. BOND FUND                          $ 58,286                $  6,542
GLOBAL (ex-U.S.) EQUITY FUND*           $119,433                $122,780



* The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund, Emerging Markets Debt and Emerging Markets Equity Funds had not commenced operations as of the time periods indicated. *Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     Prior to the reorganization of the U.S. Large Capitalization Growth Fund (the successor to the UBS Large Cap Growth Fund), the U.S. Small Capitalization Growth Fund (the successor to the UBS Small Cap Fund) and the High Yield Fund (the successor to the UBS High Yield Bond Fund) (collectively the "UBS Funds" and each a "UBS Fund") into the Trust, IBT Trust & Custodial Services (Ireland) Limited ("IBT Ireland") provided certain administrative services to the UBS Funds pursuant to an Administration Agreement. For its services under the Administration Agreement, each corresponding UBS Portfolio paid IBT Ireland a fee calculated daily and paid monthly equal, on an annual basis, to 0.07% of the Portfolio's first $100 million in average daily net assets and 0.05% of the assets in excess of $100 million.

     During the period October 14, 1997 (commencement of operations) through December 31, 1997, the UBS Large Cap Growth Portfolio paid IBT Ireland an administrative fee of $2,096. During the period September 30, 1997 (commencement of operations) through December 31, 1997, the UBS Small Cap and UBS High Yield Bond Portfolios paid IBT Ireland administrative fees of $3,362 and $1,870, respectively.

Underwriter

     FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Series' shares for sale, in order that state filings may be maintained for the Series. FDI does not receive any compensation under the Underwriting Agreement.

     FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

     The Trust does not impose any sales loads or redemption fees. Each Series shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

     The Underwriting Agreement may be terminated by either party upon sixty
(60) days prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

Distribution Plan

     The Board of Trustees of the Trust has adopted a distribution plan (the "UBS Investment Plan") pursuant to Rule 12b-1 under the Act, for each Series' UBS Investment Funds class of shares and a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act for each Series' Brinson Fund-Class N shares (the UBS Investment Plan and the Class N Plan together, the "Plans"). The UBS Investment Funds class of shares was formerly known as the Swisskey class of shares. The name change was made effective on September 15, 1998. The Plans permit each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class of shares and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund-Class N shares, respectively. The aggregate fees paid by the UBS Investment Funds class of shares and Brinson Fund-Class N shares to FDI, and others under the Plan for each Class may not exceed 0.90% of a UBS Investment Funds classes' average daily net assets and 0.25% of a Brinson Fund-Class N's average daily net assets, respectively, in any year. The UBS Investment Plan does not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares are not included in calculating the UBS Investment Plan's fees. The Class N Plan does not apply to the Brinson Fund-Class I or the UBS Investment Funds class of shares of each Series and those shares are not included in calculating the Class N Plan's fees.

    Amounts spent on behalf of each UBS Investment Funds class of shares pursuant to the UBS Investment Plan during the fiscal year ended June 30, 1998 are set forth below.

=====================================================================================================================
                            COMPENSATION      COMPENSATION       COMPENSATION TO
                                 OF                OF            SWISSBANK SALES
    FUND      PRINTING      UNDERWRITERS        DEALERS             PERSONNEL          ADVERTISING           OTHER
=====================================================================================================================
=====================================================================================================================
UBS           $3,741.36     $0.00             $0.00             $215,695.93            $0.00              $ 64,708.62
Investment
Fund-Global
---------------------------------------------------------------------------------------------------------------------
UBS           $8,392.57     $0.00             $0.00             $483,844.59            $0.00              $145,153.37
Investment
Fund-Global
Equity
---------------------------------------------------------------------------------------------------------------------
UBS           $1,000.00     $0.00             $0.00             $ 34,008.30            $0.00              $ 10,202.99
Investment
Fund-Global
Bond
---------------------------------------------------------------------------------------------------------------------
UBS           $1,000.00     $0.00             $0.00             $ 61,691.74            $0.00              $ 20,307.52
Investment
Fund-U.S.
Balanced
---------------------------------------------------------------------------------------------------------------------
UBS           $5,825.06     $0.00             $0.00             $335,823.55            $0.00              $100,747.06
Investment
Fund-U.S.
Equity
---------------------------------------------------------------------------------------------------------------------
UBS
Investment    $    0.00     $0.00             $0.00             $      0.00            $0.00              $      0.00
Fund-U.S.
Large
Capitalizati
on Equity
---------------------------------------------------------------------------------------------------------------------
UBS           $1,000.00     $0.00             $0.00             $ 11,891.51            $0.00              $  3,567.95
Investment
Fund-U.S.
Bond


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
UBS           $1,000.00         $0.00         $0.00        $14,053.50        $0.00    $4,216.05
Investment
Fund Global
(ex-U.S.)
Equity*
================================================================================================

          Amounts spent on behalf of each Brinson Fund - Class N class pursuant to the Class N Plan during the fiscal year ended June 30, 1998 are set forth below.

==================================================================================================================
                           COMPENSATION       COMPENSATION      COMPENSATION TO
                                OF                 OF           SWISSBANK SALES
  FUND     PRINTING        UNDERWRITER          DEALERS            PERSONNEL         ADVERTISING        OTHER
==================================================================================================================
==================================================================================================================
Global     $0.00           $0.00              $  670.71         $0.00                $0.00              $0.00
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
Global     $0.00           $0.00              $    0.00         $0.00                $0.00              $0.00
Equity
Fund -
Class N
------------------------------------------------------------------------------------------------------------------

Global     $0.00           $0.00              $    4.13         $0.00                $0.00              $0.00
Bond
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
U.S.       $0.00           $0.00              $    0.00         $0.00                $0.00              $0.00
Balanced
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
U.S.       $0.00           $0.00              $  148.66         $0.00                $0.00              $0.00
Equity
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
U.S.       $0.00           $0.00              $7,577.29         $0.00                $0.00              $0.00
Large
Capitaliz-
ation
Equity
Fund -
Class N
------------------------------------------------------------------------------------------------------------------

U.S.       $0.00           $0.00              $    0.00         $0.00                $0.00              $0.00
Bond
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
Global     $0.00           $0.00              $    5.40         $0.00                $0.00              $0.00
(ex-U.S.)
Equity
Fund -
Class N*
------------------------------------------------------------------------------------------------------------------

* Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

Code of Ethics

   The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

    Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

     In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Non-U.S. Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

     Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

     The Series incurred brokerage commissions as follows:


                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
SERIES                                       JUNE 30, 1996*      JUNE 30, 1997*      JUNE 30, 1998*
======                                       ==============      ==============      ==============

GLOBAL FUND                                   $327,191              $385,571            $442,603
GLOBAL EQUITY FUND                            $123,467              $142,922            $166,103
GLOBAL BOND FUND                              $   0.00              $   0.00            $   0.00
U.S. BALANCED FUND                            $ 99,554              $139,165            $ 85,784
U.S. EQUITY FUND                              $105,887              $290,526            $560,721
U.S. LARGE CAPITALIZATION EQUITY FUND               NA                    NA            $  9,714
U.S. BOND FUND                                $   0.00              $   0.00            $   0.00
GLOBAL (ex-U.S.) EQUITY FUND*                 $322,915              $833,293            $942,115

* The U.S. Large Capitalization Equity Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     For the fiscal year ended June 30, 1998, the Brinson Global Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Large Capitalization Equity Fund paid brokerage commissions to Warburg Dillon Read ("Warburg"), an affiliated broker-dealer, as follows:

                           Aggregate                             % of Aggregate
                        Dollar Amount of     % of Aggregate    Dollar Amount Paid
                        Commissions Paid      Commissions              to
                           to Warburg       Paid to Warburg         Warburg
                        ----------------    ---------------    ------------------
Fund


Global Fund                 $ 6,078               1.37%               0.78%

U.S. Balanced Fund          $ 2,190               2.55%               0.27%

U.S. Equity Fund            $93,356              16.65%              21.43%

U.S. Large
 Capitalization
 Equity Fund                $   453               4.66%               5.16%

     For the fiscal year ended June 30, 1998 the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

Portfolio Turnover

     The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

     The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

     Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and Global (ex-U.S.) Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund, Global Bond Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund may exceed 100% and in some years, 200%. The portfolio turnover rate for the U.S. Small Capitalization Growth Fund may exceed 150%. and for the U.S. Balanced Fund and U.S. Bond Fund, may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     With respect to the Global Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 150% and 88%, respectively. With respect to the Global Bond Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 235% and 151%, respectively. With respect to the U.S. Balanced Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 329% and 194%, respectively. With respect to the U.S. Bond Fund, for fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 410% and 198%, respectively. With respect to the Global Equity Fund for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 32% and 46%, respectively. With respect to the Global (ex-U.S.) Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 25% and 49%, respectively. With respect to the U.S. Equity Fund for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 43% and 42%, respectively. With respect to the U.S. Large Capitalization Equity Fund for the period April 6, 1998 (commencement of operations) to June 30, 1998, the portfolio turnover rate of the Series was 12%. With respect to the High Yield Fund for the period September 30, 1997 (commencement of operations) to December 31, 1997 and the six month period ended June 30, 1998, the portfolio turnover rate was 80% and 155%, respectively. The portfolio turnover rates for the High Yield Fund reflect the portfolio turnover rates for UBS Investor Portfolios Trust -- UBS High Yield Bond Portfolio. With respect to the U.S. Large Capitalization Growth Fund for the period October 14, 1997 (commencement of operations) to December 31, 1997 and the six month period ended June 30, 1998, the portfolio turnover rate was 6% and 35%, respectively. The portfolio turnover rates for the U.S. Large Capitalization Growth Fund reflect the portfolio turnover rates for UBS Investor Portfolios Trust -- UBS Large Cap Growth Portfolio. With respect to the U.S. Small Capitalization Growth Fund for the period September 30, 1997 (commencement of operations) to December 31, 1997 and the six month period ended June 30, 1998, the portfolio turnover rate was 3% and 9%, respectively. The portfolio turnover rates for the U.S. Small Capitalization Growth Fund reflect the portfolio turnover rates for UBS Investor Portfolios Trust -- UBS Small Cap Portfolio. Any significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series to reposition their portfolio holdings in order to meet their investment objectives and policies.

SHARES OF BENEFICIAL INTEREST

     The Trust presently offers thirteen Series of shares of beneficial interest, each of which offers three classes of shares. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has the same voting and other rights and preferences as the other class of that Series, except that only shares of the UBS Investment Funds class may vote on any matter affecting only the UBS Investment Plan under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

     On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series or class, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

PURCHASES

     Shares of each class of each Series are sold at the net asset value (plus transaction charges applicable to purchases of shares of the Emerging Markets Equity Fund and Emerging Markets Debt Fund) next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for initial investments with respect to the Brinson Fund-Class I for each Series is $1,000,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the UBS Investment Funds class of shares for each Series is $1,000; subsequent investment minimums are $50. The minimum for initial investment with respect to the Brinson Fund-Class N for each Series is $1,000,000. A more detailed description of methods of purchase is included in the Prospectuses.

     Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

Exchanges of Shares

     Shares of one class of a Series may only be exchanged for the same class of another Series of the Trust. Exchanges will not be permitted between the different classes.

     Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Series from which, and the Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Transaction charges applicable to purchases and redemptions of shares of the Emerging Markets Equity Fund and purchases of shares of the Emerging Markets Debt Fund will apply to exchanges of shares into those funds and to exchanges of shares out of the Emerging Markets Equity Fund. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

     The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

     Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

     At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

Net Asset Value

     The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a class of a Series is computed by dividing the value of the assets related to that class of the Series, less the liabilities related to that class, by the number of shares of the class of the Series outstanding.

     Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

     Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Series of the Trust reserve the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

     Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

     Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

REDEMPTIONS

     Under normal circumstances shareholders may redeem their shares at any time without a fee, except for the transaction charge applicable to redemptions of shares of the Emerging Markets Equity Fund. The redemption price will be based upon the net asset value per share (less the transaction charge applicable to redemptions of shares of the Emerging Markets Equity Fund) next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

     Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

     Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

Taxation

     Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

     To the extent each of the Series qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

     When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

     In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

     Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

     If there is a constructive sale for federal income tax purposes (e.g., short sale against the box) of an appreciated financial position, a taxpayer must recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value as of the date of the constructive sale and immediately repurchased. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a

Series may qualify in part for the 70% dividends received deduction for corporations provided, however, in respect of any dividend, that those shares have been held for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to such dividend. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.



     Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective UBS Investment Funds class and Brinson Fund-Class N for each Series will incur distribution fees under their respective 12b-1 plans.

     It is expected that certain dividends and interest received by the Global Funds and the Global(ex-U.S.) Equity Fund will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If a Series makes the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series. Beginning in 1998, an individual with $300 or less ($600 or less for joint filers) of foreign tax credits is generally exempt from the foreign tax credit limitation and likely will not have to file Form 1116 in order to claim a foreign tax credit.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

     Dividends and distributions also may be subject to state and local taxes.

     Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

PERFORMANCE CALCULATIONS

     Performance information for the UBS Investment Funds class of shares, Brinson Fund-Class N and Brinson Fund-Class I shares of each Series will vary due to the effect of expense ratios on the performance calculations.

Total Return

     Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:


     P(1+T)/n/=ERV

     where:
            P   =   a hypothetical initial payment of $1,000,
            T   =   average annual total return,
            n   =   number of years,
            ERV =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class I (previously Brinson Fund Class) shares of:*

     (i) the Global Fund, for the one-and three-year periods ended June 30, 1998 and the periods August 31, 1992 (commencement of operations) through June 30, 1998 was 8.28%, 14.38% and 11.44%, respectively;

     (ii) the Global Equity Fund, for the one-and three-year periods ended June 30, 1998 and the period January 28, 1994 (commencement of operations) through June 30, 1998 was 8.99%, 18.41%, and 12.45%, respectively;

     (iii) the Global Bond Fund, for the one-and three-year periods ended June 30, 1998 and the period July 30, 1993 (commencement of operations) through June 30, 1998 was 2.69%, 7.23% and 6.49%, respectively;

     (iv) the U.S. Balanced Fund, for the one and three-year periods ended June 30, 1998 and the period December 30, 1994 (commencement of operations) through June 30, 1998 was 12.19%, 13.72% and 15.90%, respectively;

     (v) the U.S. Equity Fund, for the one-and three-year periods ended June 30, 1998 and the period February 22, 1994 (commencement of operations) through June 30, 1998 was 21.48%, 27.86% and 23.11%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (1.83)%;

     (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 10.60% and 7.99%, respectively; and

     (viii) the Global (ex-U.S.) Equity Fund, for the one-and three-year periods ended June 30, 1998 and the period August 31, 1993 (commencement of operations) through June 30, 1998 was 4.78%, 15.91% and 9.03%, respectively.

     Based upon the foregoing calculations, the average annual total return for the UBS Investment Funds class of shares (previously Swisskey Fund class) of:*

     (i) the Global Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 7.60% and 13.30%, respectively;

     (ii) the Global Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 8.15% and 16.26%, respectively;

     (iii) the Global Bond Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 2.28% and 6.36%, respectively;

     (iv) the U.S. Balanced Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 11.79% and 13.15%, respectively;

     (v) the U.S. Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 20.80% and 26.66%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.06)%;

     (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 9.97% and 7.43%, respectively; and

     (viii) the Global (ex-U.S.) Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 3.90% and 13.19%, respectively.

     Based on the foregoing calculations, the average annual total return for the Brinson Fund-Class N shares of:*

     (i) the Global Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 7.90%;

     (ii) the Global Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 8.60%;

     (iii) the Global Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 2.37%;

     (iv) the U.S. Balanced Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 12.15%;

     (v) the U.S. Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 21.10%;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.02)%;

     (vii) the U.S. Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 10.30%; and

     (viii) the Global (ex-U.S.) Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 4.51%.

     * The Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

     Based on the foregoing calculations, the average annual total return for the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund was as follows:

     (i)    the U.S. Large Capitalization Growth Fund, for the period
            October 14, 1997 (commencement of operations) through June 30, 1998 was 12.51%*;

     (ii) the U.S. Small Capitalization Growth Fund, for the period September 30, 1997 (commencement of operations) through June 30, 1998 was (2.89)%*; and

     (iii) the High Yield Fund, for the period September 30, 1997 (commencement of operations) through June 30, 1998 was 8.18%*.

     * These Series will be reorganized as Series of The Brinson Funds on December 18, 1998. The average annual total return calculations reflect the performance of these Series while they were series of the UBS Private Investor Funds, Inc.

Yield

     As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

     Yield = 2[(a-b + 1)/6/ - 1
             ------------------
                    cd

     where:
            a  =  dividends and interest earned during the period.
            b  =  expenses accrued for the period (net of reimbursements).
            c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d  =  the maximum offering price per share on the last day of the period.

     The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS


     The Series' Financial Statements for the fiscal year ended June 30, 1998 and the report thereon of Ernst & Young LLP, which are contained in the Series' Annual Reports dated June 30, 1998 (which do not include the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund, which had not commenced operations as of the time period indicated) are incorporated herein by reference. The Financial Statements of the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund (formerly the UBS Large Cap Growth Portfolio, the UBS Small Cap Portfolio and the UBS High Yield Bond Portfolio (the "Portfolios"), respectively, which appear in the Annual Reports dated December 31, 1997 and the reports thereon of Price Waterhouse LLP as of and for the fiscal year ended December 31, 1997 are incorporated herein by reference. The unaudited Financial Statements of the Portfolios for the six month period ended June 30, 1998 are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A-2